UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

Commission File Number: 333-147349

CHINA POWER EQUIPMENT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	20-5101287
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Room 602, 6/F, Block B, Science & Technology Park of Xi Dian University No. 168 Kechuang Road, Hi-tech Industrial Development Zone Xi’an, Shaanxi, China 710065
(Address of principal executive offices)

86-29-8831-0282\ 8831-0560
(Registrant’s telephone number, including area code)

____________________________________________________________
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 16, 2010, China Power Equipment, Inc. issued a press release announcing full operational status of its new plant that manufactures amorphous alloy transformer cores and is located in the new Xi’an Jingwei Industrial Zone in Jingyang near Xi’an. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Number	Description
99.1	Press Release dated July 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Equipment, Inc.

July 16, 2010	By:	/s/ Yongxing Song
Name: Yongxing Song
TitleChief Executive Officer and President